Equity	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
EQUITY
A summary of the changes in each component of Accumulated other comprehensive (loss) income, net of tax for the years ended December 31, 2018 and 2017 is provided below:

(dollars in millions)	Foreign Currency Translation	Defined Benefit Pension and Postretirement Plans	Unrealized Gains (Losses) on Available-for- Sale Securities	Unrealized Hedging (Losses) Gains	Accumulated Other Comprehensive (Loss) Income
Balance at December 31, 2016	$(3,480)	$(5,045)	$353	$(162)	$(8,334)
Other comprehensive income before reclassifications, net	540	78	3	264	885
Amounts reclassified, pre-tax	(10)	529	(566)	(39)	(86)
Tax (expense) benefit reclassified	—	(214)	215	9	10
Balance at December 31, 2017	$(2,950)	$(4,652)	$5	$72	$(7,525)
Other comprehensive loss before reclassifications, net	(486)	(1,736)	—	(307)	(2,529)
Amounts reclassified, pre-tax	(2)	344	—	(16)	326
Tax (expense) benefit reclassified	(4)	326	—	78	400
ASU 2016-01 adoption impact	—	—	(5)	—	(5)
Balance at December 31, 2018	$(3,442)	$(5,718)	$—	$(173)	$(9,333)

In January 2016, the FASB issued ASU 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. This ASU modifies how entities measure equity investments and present changes in the fair value of financial liabilities. Upon adoption, investments that do not result in consolidation and are not accounted for under the equity method generally must be carried at fair value, with changes in fair value recognized in net income. We had approximately $5 million of unrealized gains on these securities recorded in Accumulated other comprehensive loss in our Consolidated Balance Sheet as of December 31, 2017. We adopted this standard effective January 1, 2018, with these amounts recorded directly to retained earnings as of that date.
Amounts reclassified that relate to our defined benefit pension and postretirement plans include the amortization of prior service costs and actuarial net losses recognized during each period presented. These costs are recorded as components of net periodic pension cost for each period presented (see Note 12 for additional details).
Amounts reclassified that relate to unrealized gains (losses) on available-for-sale securities, pre-tax includes approximately $500 million of previously unrealized gains reclassified to other income as a result of sales of significant investments in available-for-sale securities in 2017, including Carrier's sale of investments in Watsco, Inc.
All noncontrolling interests with redemption features, such as put options, that are not solely within our control (redeemable noncontrolling interests) are reported in the mezzanine section of the Consolidated Balance Sheet, between liabilities and equity, at the greater of redemption value or initial carrying value.